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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): February 12, 2003
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                             SOLITRON DEVICES, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                     001-04978                22-1684144
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



    3301 Electronics Way, West Palm Beach, Florida                 33407
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       (Address of Principal Executive Offices)                 (Zip Code)



        Registrant's telephone number, including area code: 561-848-4311
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On February 12, 2003, Solitron Devices, Inc. (the "Company") decided not to re-engage Goldstein Golub Kessler ("GGK") as the independent certified public accountants of the Company, effective February 17, 2003. The decision not to re-engage GGK was recommended and approved by the Company's Audit Committee.

     GGK previously audited the Company's consolidated financial statements for the fiscal years ended February 28, 2002 and 2001. GGK's reports on the consolidated financial statements of the Company for the fiscal years ended February 28, 2002 and 2001 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, but did include an explanatory paragraph for such periods relating to the Company's ability to continue as a "going concern".

     In connection with its audits of the Company's financial statements for the prior fiscal years and through February 12, 2003, the Company had no disagreement with GGK on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements of the prior fiscal years and through February 12, 2003.

     A letter from GGK dated February 13, 2003 is filed as Exhibit 99.1 to this Form 8-K Current Report.

(b) New Independent Accountants

     The Company's Audit Committee reviewed the qualifications of several potential applicants and chose Berkowitz, Lago & Company, LLP ("BLC"), as the successor independent certified public accounting firm to be engaged effective February 17, 2003.

     Prior to engaging BLC, neither the Company nor anyone acting on the Company's behalf consulted BLC regarding the application of accounting principles to a specific completed or contemplated transaction, nor the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

Exhibit No.   Description
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   99.1       Letter from Goldstein Golub Kessler, LLP, dated February 13, 2003 to the Securities and Exchange Commission.






















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                                    SIGNATURE


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     February 13, 2003                  SOLITRON DEVICES, INC.



                                        By:  /s/ Shevach Saraf
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                                            Shevach Saraf
                                            Chairman, Chief Executive Officer,
                                            President and Treasurer













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                                  EXHIBIT INDEX




Exhibit No.   Description
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   99.1       Letter from Goldstein Golub Kessler, LLP, dated February 13, 2003 to the Securities and Exchange Commission.































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